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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                October 21, 1998
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                    1-2572                   73-1520922
(State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)           File Number)             Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Items 1 - 4.      Not Applicable.

Item 5.           Other Events.

                  ONEOK, Inc. (the Company) announced the election of Douglas T. Lake, executive vice president and chief strategic officer of Western Resources, Inc., Topeka, Kansas, to fill the remaining term of Steven L. Kitchen on the ONEOK, Inc. board of directors. Kitchen recently retired as executive vice president and chief financial officer of Western Resources, Inc.

Items 6.          Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  None.

Item 8 - 9.       Not Applicable








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 21st of October, 1998.


                                        ONEOK Inc.

                                   By:  Jerry D. Neal
                                        -------------------------------
                                        Vice President, Chief Financial
                                        Officer, and Treasurer










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